JAVELIN Mortgage Investment Corp.

Company Update

November 14, 2012

PLEASE READ: Important Regulatory and Yield Risk Disclosures

Certain statements made in this presentation regarding JAVELIN Mortgage Investment Corporation ("JAVELIN" or the "Company"), and any other statements regarding JAVELIN's future expectations, beliefs, goals or prospects constitute forward-looking statements made within the meaning of Section 21E of the Securities Exchange Act of 1934. Any statements that are not statements of historical fact (including statements containing the words "believes," "plans," "anticipates," "expects," "estimates" and similar expressions) should also be considered forward-looking statements. Forward-looking statements include but are not limited to statements regarding the projections for JAVELIN's business and plans for future growth and operational improvements. A number of important factors could cause actual results or events to differ materially from those indicated by such forward-looking statements. JAVELIN assumes no obligation to update the information in this communication, except as otherwise required by law. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. This material is for information purposes only and does not constitute an offer to sell, a solicitation of an offer to buy, or a recommendation for any securities, financial instruments, or common or privately issued stock. The statements, information and estimates contained herein are based on information that the presenter believes to be reliable as of today's date, but cannot be represented that such statements, information or estimates are complete or accurate. Actual realized yields, durations and net durations described herein will depend on a number of factors that cannot be predicted with certainly. Estimated yields do not reflect any of the costs of operation of JAVELIN.

THE INFORMATION PRESENTED HEREIN IS UNAUDITED AND UNREVIEWED.

JAVELIN Capitalization, Dividend Policy, Transparency and Manager

Market Capitalization

- 7,500,050 shares of common stock outstanding (NYSE: "JMI").
- Market capitalization of $135.8 million.
- Additional paid-in capital estimate: $150.0 million.

Common Stock Dividend Policy and Taxable REIT Income

- JAVELIN intends to pay common stock dividends monthly.
- Dividends are announced based on estimates of future taxable REIT income.
- The November and December 2012 dividend rate is $0.23 per month.

Q4 2012	Nov	Dec
Record Date	19th	14th
Payment Date	29th	28th

Transparency and Governance

- Portfolio and liability details are updated monthly at **www.javelinreit.com**.
- Agency premium amortization is expensed monthly as it occurs.
- Hedge positions are marked-to-market daily (GAAP/Tax differences).
- Non-Executive Board Chairman.

JAVELIN REIT Manager

- JAVELIN is externally managed by ARMOUR Residential Management LLC.

JAVELIN Balance Sheet Targets

Assets	JAVELIN invests in Agency and non-Agency mortgage securities. • JMI has completed its initial investment in its targeted Agency and non-Agency portfolios.
Duration	Net balance sheet weighted average duration target of 1.5 or less. • 3.73 gross asset duration. • 0.34 net balance sheet duration after the effect of derivatives.
Hedging	Hedge a minimum of 40% of fixed rate Agency assets and funding rate risk. • $455 million in derivatives (swaps and swaptions). • 9.01 hedge duration (swaps) and 5.51 (swaptions).

Liquidity	Hold 40% of unlevered equity in cash between prepayment periods.
	• $59.4 million in total liquidity (39.5% of additional paid-in capital).
	  • $28.1 million in true cash (18.7% of additional paid-in capital).
	  • $25.1 million in unlevered securities (16.7% of additional paid-in capital).
	  • $6.2 million in short term Agency P&I (4.1% of additional paid-in capital).

Leverage	Debt to equity target of 7.5x vs. additional paid-in capital ("APIC"). • $1.14 billion in net REPO borrowings or 7.60x APIC.

JAVELIN
MORTGAGE INVESTMENT CORP.

JAVELIN Portfolio Strategy and Investment Methodology

- JAVELIN will utilize ARRM's proprietary analytical approach as well as Intex, Bloomberg, and other third-party systems to analyze mortgage investment opportunities both for Agency and non-Agency mortgage securities.
- Strong bias toward a "buy and hold" strategy, with occasional sales made as market conditions change.
- The investment team considers an array of factors, both bottom up and top down:

Non-Agency Structure Analysis

- Seniority, subordination model.
- Model completeness and accuracy.
- Litigation and policy risks.

Agency & Non-Agency Class Analysis

- Prepayment history.
- Prepayment expectations.
- Premium/discount.
- Liquidity.

Agency & Non-Agency Loan Analysis

- Original and current loan balance.
- Year of origination.
- Originating company, third-party originators.
- Loan seasoning.
- Principal amortization schedule.
- Original loan-to-value ratio.
- Geography.

Agency Pool Analysis

- NO TBA pools – Only specified pools.
- Only "pass-through" securities. No CMO's.
- Prepayment history and expectations.
- Premium over par.
- "Hedgability."
- Liquidity.
- Diversify broadly to limit idiosyncratic pool risk.

JAVELIN
MORTGAGE INVESTMENT CORP.

JAVELIN Agency and Non-Agency Portfolios

Agency Fixed Rate Securities	Current Value (millions)	Percentage of Fixed Rate Securities	Weighted Average Net/Gross Coupon
Fixed Rates Maturing in 120 Months or Less	$ -	0.0%	0.00/0.00
Fixed Rates Maturing Between 121 and 180 Months	$ 38.0	3.4%	3.00/3.48
Fixed Rates Maturing Between 181 and 240 Months	$ 33.5	3.0%	3.07/3.51
Fixed Rates Maturing Between 241 and 300 Months	$ 67.6	6.0%	3.38/3.85
Fixed Rates Maturing Between 301 and 360 Months	$ 978.9	87.6%	3.12/3.62
Total	**$ 1,118.0**	**100.0%**	**3.13/3.63**

Non-Agency Securities	Current Value (millions)	Percentage of Non-Agency Securities	Average Purchase Price	Average Coupon (%)	Average Loan Age (months)	Average Loan Size (thousands)
Prime Fixed	$ 28.3	21.6%	90.2%	5.7%	70	558
Prime Hybrid	$ 19.8	15.1%	74.4%	3.8%	70	640
Alt-A Fixed	$ 73.2	55.7%	81.1%	5.9%	74	434
Alt-A Hybrid	$ 10.0	7.7%	76.0%	2.9%	81	540
Total	**$ 131.3**	**100.0%**	**81.7%**	**5.3%**	**73**	**500**

Information as of 11/13/2012. Some totals may not foot due to rounding.

JAVELIN MORTGAGE INVESTMENT CORP.

JAVELIN Agency Portfolio, Duration, and Hedges

Agency Asset Class		Current Value (millions)	Weighted Average Purchase Price	Weighted Average Current Market Price	Weighted Average Net/Gross Coupon	Estimated Effective Duration Using Current Values
Fixed Rates Maturing Between 121 and 180 Months	$	38.0	106.0%	105.6%	3.00/3.48	2.57
Fixed Rates Maturing Between 181 and 240 Months	$	33.5	106.2%	105.8%	3.07/3.51	2.70
Fixed Rates Maturing Between 241 and 300 Months	$	67.6	106.7%	106.3%	3.38/3.85	2.88
Fixed Rates Maturing Between 301 and 360 Months	$	978.9	105.8%	105.5%	3.12/3.62	3.87
Total or Weighted Average	**$**	**1,118.0**	**105.8%**	**105.6%**	**3.13/3.63**	**3.73**

Estimated Balance Sheet Duration		Amount (millions)	Duration Effect on Balance Sheet
Agency Assets	$	1,118.0	3.73
Interest Rate Swaps	$	325.0	-9.01
Interest Rate Swaptions	$	130.0	-5.51
Net Balance Sheet Duration			**0.34**

	Amount (millions)	% Hedged
Non-ARM Assets	$ 1,118.0	41%
Net Repo Balance	$ 1,137.4	40%

NOTE: As provided in the JMI IPO marketing materials, the Company does not initially intend to hedge its non-Agency portfolio which has an average purchase price of 81.7% as a percentage of par (100.00).

Information as of 11/13/2012. Some totals may not foot due to rounding.

JAVELIN MORTGAGE INVESTMENT CORP.

JAVELIN Hedge Portfolio

Derivative Type	Remaining Term	Weighted Average Remaining Term (Months)	Notional Amount (millions)	Weighted Average Rate
Interest Rate Swap	49-60 Months	59	$ 50.0	0.55
Interest Rate Swap	61-120 Months	119	$ 175.0	1.50
Interest Rate Swap	121-180 Months	131	$ 100.0	2.05
Total or Weighted Average		**113**	**$ 325.0**	**1.52**

Interest Rate Swaptions	Underlying Swap Term	Weighted Average Remaining Option Term (Months)	Notional Amount (millions)	Weighted Average Rate
Interest Rate Swaptions	61-120 Months	11	$ 130.0	1.85
Total or Weighted Average		**11**	**$ 130.0**	**1.85**

Information as of 11/13/2012. Some totals may not foot due to rounding.

JAVELIN
MORTGAGE INVESTMENT CORP.

JAVELIN Agency Repo

REPO Counter-Party	Principal Borrowed (millions)	Percentage of REPO Positions with JAVELIN	Weighted Average Maturity in Days	Longest Maturity in Days
1 Goldman, Sachs & Co.	$ 128.1	12.3%	69	90
2 Mizuho Securities USA Inc.	$ 111.4	10.7%	86	86
3 Nomura Securities International, Inc.	$ 108.6	10.5%	12	27
4 KGS-Alpha Capital Markets, L.P.	$ 96.8	9.3%	26	27
5 Merrill Lynch, Pierce, Fenner & Smith Inc.	$ 96.2	9.3%	3	3
6 Morgan Stanley & Co. LLC	$ 87.5	8.4%	2	2
7 Pierpont Securities LLC	$ 76.7	7.4%	1	1
8 RBS Securities Inc.	$ 67.3	6.5%	24	24
9 Barclays Capital Inc.	$ 53.3	5.1%	3	3
10 J.P. Morgan Securities LLC	$ 50.7	4.9%	56	56
11 South Street Securities LLC	$ 47.6	4.6%	87	87
12 Citigroup Global Markets Inc.	$ 37.0	3.6%	28	28
13 Daiwa Securities America Inc.	$ 33.2	3.2%	3	3
14 Mitsubishi UFJ Securities (USA), Inc.	$ 30.0	2.9%	87	87
15 Wells Fargo Bank, N.A.	$ 9.0	0.9%	6	6
16 Jefferies & Company, Inc.	$ 4.4	0.4%	6	6
Total or Weighted Average	**$ 1,037.5**	**100.0%**	**34**	

October Paydowns	**$ (3.0)**
Total Repo after Paydowns	**$ 1,034.6**

Weighted Average Repo Rate	0.45%
Weighted Average Haircut	4.86%

Information as of 11/13/2012. Some totals may not foot due to rounding.

JAVELIN MORTGAGE INVESTMENT CORP.

JAVELIN Non-Agency Repo

REPO Counter-Party		Principal Borrowed (millions)	Percentage of REPO Positions with JAVELIN	Weighted Average Maturity in Days	Longest Maturity in Days
1 Nomura Securities International, Inc.	$	34.2	33.3%	73	90
2 Credit Suisse Securities (USA) LLC	$	19.7	19.1%	82	92
3 Citigroup Global Markets Inc.	$	16.0	15.5%	64	86
4 J.P. Morgan Securities LLC	$	11.1	10.8%	59	66
5 Royal Bank of Canada	$	7.8	7.6%	75	77
6 RBC Capital Markets, LLC	$	6.6	6.5%	89	92
7 Mizuho Securities USA Inc.	$	3.7	3.6%	23	23
8 RBS Securities Inc.	$	3.7	3.6%	10	10
Total or Weighted Average	**$**	**102.8**	**100.0%**	**69**	

Weighted Average Repo Rate	2.1%
Weighted Average Haircut	22.4%

Information as of 11/13/2012. Some totals may not foot due to rounding.

JAVELIN MORTGAGE INVESTMENT CORP.

JAVELIN

MORTGAGE INVESTMENT CORP.

3001 Ocean Drive
Suite 201
Vero Beach, FL 32963
772-617-4340